Exhibit 99.1

FOR IMMEDIATE RELEASE

July 25, 2012

INVESTOR CONTACT

Myrna Vance, 214.932.6646

myrna.vance@texascapitalbank.com

TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q2 2012

DALLAS – July 25, 2012 – Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the second quarter of 2012.

•	Net income increased 9% on a linked quarter basis and increased 77% from Q2 2011

•	EPS increased 9% on a linked quarter basis and increased 73% for the second quarter of 2012 as compared to the same quarter of 2011

•	Demand deposits increased 15% and total deposits increased 10% on a linked quarter basis and grew 36% and 23%, respectively, from Q2 2011

•	Loans held for investment increased 8% and total loans increased 7% on a linked quarter basis; and grew 21% and 37%, respectively, from Q2 2011

“This has been another outstanding quarter for Texas Capital,” said George Jones, CEO. “Along with achieving dramatic improvements in ROE and ROA, we experienced good growth in total loans, deposits and earnings and have a strong pipeline in place to continue that trend.”

FINANCIAL SUMMARY

(dollars and shares in thousands)

	Q2 2012	Q2 2011	% Change
QUARTERLY OPERATING RESULTS(1)
Net Income	$29,623	$16,708	77%
Diluted EPS	$.76	$.44	73%
ROA	1.40%	1.08%
ROE	18.08%	12.13%
Diluted Shares	39,142	38,333

BALANCE SHEET(1)
Total Assets	$9,144,360	$6,709,338	36%
Demand Deposits	2,019,473	1,483,159	36%
Total Deposits	6,660,290	5,421,726	23%
Loans Held for Investment	6,234,692	5,164,293	21%
Total Loans	8,642,724	6,286,623	37%
Stockholders’ Equity	680,705	563,924	21%

(1)	Operating results, assets and loans are reporting from continuing operations

DETAILED FINANCIALS

Texas Capital Bancshares, Inc. reported net income from continuing operations of $29.6 million for the quarter ended June 30, 2012 compared to $16.7 million for the second quarter of 2011. On a fully diluted basis, earnings per common share from continuing operations were $.76 for the three months ended June 30, 2012, compared to $.44 for the same period last year. The discussion below relates only to continuing operations.

Return on average equity was 18.08 percent and return on average assets was 1.40 percent for the second quarter of 2012, compared to 12.13 percent and 1.08 percent, respectively, for the second quarter of 2011.

Net interest income was $90.6 million for the second quarter of 2012, compared to $88.2 million in the first quarter of 2012 and $71.1 million for the second quarter of 2011. The net interest margin in the second quarter of 2012 was 4.49 percent, a 37 basis point decrease from the second quarter of 2011 and a 5 basis point decrease from the first quarter of 2012. The year over year decrease in net interest margin is due to the growth in loans with incremental yields that are less than the prior year net interest margin with an offsetting benefit of the reduction in funding costs. The growth in loans more than compensated for the reduction in yields and produced the strong growth in net interest income.

Average loans held for investment for the second quarter of 2012 were $6.0 billion, an increase of $1.1 billion from the second quarter of 2011 and an increase of $289.9 million from the first quarter of 2012. Average loans held for sale for the second quarter of 2012 increased $1.3 billion compared to the second quarter of 2011 and increased $25.8 million from the first quarter of 2012.

Average total deposits for the second quarter of 2012 increased $999.7 million from the second quarter of 2011 and increased $417.2 million from the first quarter of 2012. For the same periods, the average balance of demand deposits increased $409.1 million, or 28 percent, to $1.9 billion from $1.5 billion during the second quarter of 2011 and increased $164.1 million, or 10 percent, from the first quarter of 2012.

In the second quarter of 2012, we experienced decreases in the ratios of non-performing assets and credit losses to loans held for investment. Credit costs, including the provision for credit losses and valuation charges related to other real estate owned (“OREO”) totaled $4.1 million in the second quarter of 2012 compared to $8.7 million in the second quarter of 2011 and $5.7 million in the first quarter of 2012. We recorded a $1.0 million provision for credit losses in the second quarter of 2012 compared to $8.0 million in the second quarter of 2011 and $3.0 million in the first quarter of 2012. At June 30, 2012, the combined reserve decreased to 1.21 percent of loans held for investment as compared to 1.34 percent at June 30, 2011 and 1.29 percent at March 31, 2012. In management’s opinion, the reserve is appropriate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio. In the second quarter of 2012, net charge-offs were $533,000, compared to net charge-offs of $10.5 million in the second quarter of 2011 and net charge-offs of $828,000 in the first quarter of 2012. Non-accrual loans were $56.4 million, or .91 percent of loans held for investment at the end of the second quarter of 2012, $77.9 million, or 1.51 percent, at the end of the second quarter of 2011 and $50.2 million, or .87 percent, at the end of the first quarter 2012. At June 30, 2012, total OREO was $27.9 million compared to $27.3 million at the end of the second quarter of 2011, and $32.6 million at the end of the first quarter of 2012. The OREO balance of $27.9 million at June 30, 2012 is stated net of a $9.0 million valuation allowance. The valuation charge for OREO reflected in non-interest expense was $3.1 million in the second quarter of 2012 compared to $725,000 in the second quarter of 2011 and $2.7 million in the first quarter of 2012. We realized a profit of $433,000 on sales of OREO during the second quarter of 2012, which is included in non-interest income, but offsets the OREO valuation expense of $3.1 million included in non-interest expense during the quarter.

Non-interest income increased $2.5 million during the second quarter of 2012, or 32 percent, compared to the same period of 2011 primarily related to a $1.6 million increase in brokered loan fees earned in the mortgage warehouse lending division.

Non-interest expense for the second quarter of 2012 increased $8.7 million, or 19 percent, to $54.0 million from $45.3 million in the second quarter of 2011. The increase is primarily related to a $6.1 million increase in salaries and employee benefits to $30.2 million from $24.1 million, which was primarily due to general business growth and costs of performance-based incentives resulting from the increase in stock price. Allowance and other carrying costs for OREO expense increased $2.8 million to $3.8 million, which included a $3.1 million valuation expense during the second quarter of 2012. Of the $3.1 million valuation expense in the second quarter of 2012, $2.7 million related to increasing the valuation allowance and $423,000 related to direct write-downs of the OREO balance, compared to $725,000 related to direct write-downs in the same period of 2011.

Stockholders’ equity increased by 21 percent from $563.9 million at June 30, 2011 to $680.7 million at June 30, 2012, primarily related to retained net income. The Bank is well capitalized under regulatory guidelines and at June 30, 2012, the Company’s ratio of tangible common equity to total tangible assets was 7.2 percent.

ABOUT TEXAS CAPITAL BANCSHARES, INC.

Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.

This news release may be deemed to include forward-looking statements which are based on Texas Capital’s current estimates or expectations of future events or future results. Texas Capital is under no obligation, and expressly disclaims such obligation, to update, alter or revise its forward-looking statements, whether as a result of new information, future events, or otherwise. A number of factors, many of which are beyond Texas Capital’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the prospectus supplement relating to the offering and the Annual Report on Form 10-K and other filings made by Texas Capital with the Securities and Exchange Commission (SEC).

This news release shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

TEXAS CAPITAL BANCSHARES, INC.

SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)

(Dollars in thousands except per share data)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011
CONSOLIDATED STATEMENT OF INCOME
Interest income	$95,546	$93,131	$92,967	$83,263	$75,259
Interest expense	4,906	4,902	4,820	4,065	4,165

Net interest income	90,640	88,229	88,147	79,198	71,094
Provision for credit losses	1,000	3,000	6,000	7,000	8,000

Net interest income after provision for credit losses	89,640	85,229	82,147	72,198	63,094
Non-interest income	10,462	9,190	8,994	7,603	7,951
Non-interest expense	53,973	52,276	50,353	46,186	45,263

Income from continuing operations before income taxes	46,129	42,143	40,788	33,615	25,782
Income tax expense	16,506	15,062	15,043	11,905	9,074

Income from continuing operations	29,623	27,081	25,745	21,710	16,708
Income (loss) from discontinued operations (after-tax)	(1)	4	(5)	(7)	(54)

Net income	$29,622	$27,085	$25,740	$21,703	$16,654

Diluted EPS from continuing operations	$.76	$.70	$.67	$.56	$.44
Diluted EPS	$.76	$.70	$.67	$.56	$.43

Diluted shares	39,141,544	38,914,241	38,609,094	38,435,386	38,332,888

CONSOLIDATED BALANCE SHEET DATA
Total assets	$9,144,360	$8,559,917	$8,137,225	$7,705,372	$6,709,338
Loans held for investment	6,234,692	5,792,349	5,572,371	5,302,584	5,164,293
Loans held for sale	2,408,032	2,255,281	2,080,081	1,909,567	1,122,330
Securities	114,964	123,828	143,710	142,895	157,821
Demand deposits	2,019,473	1,751,443	1,751,944	1,661,125	1,483,159
Total deposits	6,660,290	6,063,558	5,556,257	5,486,463	5,421,726
Other borrowings	1,609,039	1,657,728	1,768,116	1,451,894	561,902
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	680,705	647,341	616,331	587,944	563,924

End of period shares outstanding	38,114,012	37,912,054	37,666,291	37,457,762	37,329,726
Book value (excluding securities gains/losses)	$17.75	$16.96	$16.24	$15.56	$14.97
Tangible book value (excluding securities gains/losses)	$17.22	$16.42	$15.69	$15.01	$14.41

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	4.49%	4.54%	4.60%	4.81%	4.86%
Return on average assets	1.40%	1.33%	1.28%	1.25%	1.08%
Return on average equity	18.08%	17.36%	17.05%	14.93%	12.13%
Non-interest income to earning assets	.52%	.47%	.47%	.46%	.54%
Efficiency ratio	53.4%	53.7%	51.8%	53.2%	57.3%
Efficiency ratio (excluding OREO valuation/write-down)	50.3%	50.8%	50.7%	51.3%	56.3%
Non-interest expense to earning assets	2.67%	2.69%	2.62%	2.80%	3.08%
Non-interest expense to earning assets (excluding OREO valuation charge)	2.52%	2.55%	2.57%	2.70%	3.03%

Tangible common equity to total tangible assets	7.2%	7.3%	7.3%	7.3%	8.0%
Tier 1 capital ratio	9.5%	9.5%	9.6%	9.7%	10.2%
Total capital ratio	10.5%	10.4%	10.6%	10.7%	11.3%
Tier 1 leverage ratio	9.0%	8.9%	8.8%	9.8%	10.5%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands)

	June 30, 2012	June 30, 2011	% Change
Assets
Cash and due from banks	$93,377	$70,751	32%
Interest-bearing deposits	49,254	18,575	165%
Federal funds sold	20	—	100%
Securities, available-for-sale	114,964	157,821	(27)%
Loans held for sale	2,408,032	1,122,330	115%
Loans held for sale from discontinued operations	388	396	(2)%
Loans held for investment (net of unearned income)	6,234,692	5,164,293	21%
Less: Allowance for loan losses	72,404	67,748	7%

Loans held for investment, net	6,162,288	5,096,545	21%
Premises and equipment, net	12,037	12,118	(1)%
Accrued interest receivable and other assets	284,207	210,406	35%
Goodwill and intangibles, net	20,181	20,792	(3)%

Total assets	$9,144,748	$6,709,734	36%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$2,019,473	$1,483,159	36%
Interest bearing	4,230,806	3,196,108	32%
Interest bearing in foreign branches	410,011	742,459	(45)%

Total deposits	6,660,290	5,421,726	23%

Accrued interest payable	887	1,032	(14)%
Other liabilities	80,421	47,744	68%
Federal funds purchased	271,835	203,969	33%
Repurchase agreements	22,148	14,634	51%
Other borrowings	1,315,056	343,299	N/M
Trust preferred subordinated debentures	113,406	113,406	—

Total liabilities	8,464,043	6,145,810	38%

Stockholders’ equity:
Preferred stock, $.01 par value, $1,000 liquidation value:
Authorized shares – 10,000,000
Issued shares	—	—	—
Common stock, $.01 par value:
Authorized shares – 100,000,000
Issued shares – 38,114,429 and 37,330,143 at June 30, 2012 and 2011, respectively	381	373	2%
Additional paid-in capital	357,713	343,997	4%
Retained earnings	318,490	214,340	49%
Treasury stock (shares at cost: 417 at June 30, 2012 and 2011, respectively)	(8)	(8)	—
Accumulated other comprehensive income, net of taxes	4,129	5,222	(21)%

Total stockholders’ equity	680,705	563,924	21%

Total liabilities and stockholders’ equity	$9,144,748	$6,709,734	36%

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

(Dollars in thousands except per share data)

	Three Months Ended June 30		Six Months Ended June 30
	2012	2011	2012	2011
Interest income
Interest and fees on loans	$94,291	$73,509	$186,065	$141,549
Securities	1,203	1,680	2,510	3,526
Federal funds sold	4	5	5	33
Deposits in other banks	48	65	97	262

Total interest income	95,546	75,259	188,677	145,370
Interest expense
Deposits	3,482	3,417	6,954	8,288
Federal funds purchased	240	94	521	201
Repurchase agreements	4	2	7	4
Other borrowings	492	14	927	14
Trust preferred subordinated debentures	688	638	1,399	1,271

Total interest expense	4,906	4,165	9,808	9,778

Net interest income	90,640	71,094	178,869	135,592
Provision for credit losses	1,000	8,000	4,000	15,500

Net interest income after provision for credit losses	89,640	63,094	174,869	120,092
Non-interest income
Service charges on deposit accounts	1,624	1,608	3,228	3,391
Trust fee income	1,232	1,066	2,346	2,020
Bank owned life insurance (BOLI) income	588	539	1,109	1,062
Brokered loan fees	4,128	2,558	7,779	5,078
Equipment rental income	172	676	333	1,459
Other	2,718	1,504	4,857	2,625

Total non-interest income	10,462	7,951	19,652	15,635
Non-interest expense
Salaries and employee benefits	30,230	24,109	59,249	48,281
Net occupancy expense	3,679	3,443	7,283	6,753
Leased equipment depreciation	143	447	282	1,003
Marketing	3,174	2,733	5,997	4,856
Legal and professional	3,330	4,264	7,321	6,987
Communications and technology	2,720	2,584	5,203	4,931
FDIC insurance assessment	1,596	1,972	3,165	4,483
Allowance and other carrying costs for OREO	3,812	1,023	7,154	5,053
Other	5,289	4,688	10,595	9,315

Total non-interest expense	53,973	45,263	106,249	91,662

Income from continuing operations before income taxes	46,129	25,782	88,272	44,065
Income tax expense	16,506	9,074	31,568	15,418

Income from continuing operations	29,623	16,708	56,704	28,647
Income (loss) from discontinued operations (after-tax)	(1)	(54)	3	(114)

Net income	$29,622	$16,654	$56,707	$28,533

Basic earnings per common share:
Income from continuing operations	$.78	$.45	$1.50	$.77
Net income	$.78	$.45	$1.50	$.77

Diluted earnings per common share:
Income from continuing operations	$.76	$.44	$1.45	$.75
Net income	$.76	$.43	$1.45	$.74

TEXAS CAPITAL BANCSHARES, INC.

SUMMARY OF LOAN LOSS EXPERIENCE

(Dollars in thousands)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011
Reserve for loan losses:
Beginning balance	$71,992	$70,295	$67,897	$67,748	$70,248
Loans charged-off:
Commercial	1,048	462	1,348	1,523	3,654
Real estate – construction	—	—	—	—	—
Real estate – term	56	559	2,438	5,049	6,424
Consumer	—	—	—	—	283
Leases	26	95	238	(16)	464

Total	1,130	1,116	4,024	6,556	10,825
Recoveries:
Commercial	191	159	390	109	143
Real estate – construction	—	—	—	5	—
Real estate – term	348	108	45	152	122
Consumer	3	5	4	1	3
Leases	55	16	171	36	26

Total recoveries	597	288	610	303	294

Net charge-offs	533	828	3,414	6,253	10,531
Provision for loan losses	945	2,525	5,812	6,402	8,031

Ending balance	$72,404	$71,992	$70,295	$67,897	$67,748

Reserve for off-balance sheet credit losses:
Beginning balance	$2,937	$2,462	$2,274	$1,676	$1,707
Provision (benefit) for off-balance sheet credit losses	55	475	188	598	(31)

Ending balance	$2,992	$2,937	$2,462	$2,274	$1,676

Total reserves for credit losses	$75,396	$74,929	$72,757	$70,171	$69,424

Total provision for credit losses	$1,000	$3,000	$6,000	$7,000	$8,000

Reserve to loans held for investment(2)	1.16%	1.24%	1.26%	1.28%	1.31%
Reserve to average loans held for investment(2)	1.22%	1.27%	1.30%	1.30%	1.39%
Net charge-offs to average loans(1)(2)	.04%	.06%	.25%	.48%	.86%
Net charge-offs to average loans for last twelve months(1)(2)	.20%	.40%	.58%	.90%	1.06%
Total provision for credit losses to average loans(1)(2)	.07%	.21%	.44%	.53%	.66%
Combined reserves for credit losses to loans held for investment(2)	1.21%	1.29%	1.31%	1.32%	1.34%

Non-performing assets (NPAs):
Non-accrual loans	$56,433	$50,160	$54,580	$66,714	$77,884
Other real estate owned (OREO) (4)	27,882	32,601	34,077	35,796	27,285

Total	$84,315	$82,761	$88,657	$102,510	$105,169

Non-accrual loans to loans(2)	.91%	.87%	.98%	1.26%	1.51%
Total NPAs to loans plus OREO(2)	1.35%	1.42%	1.58%	1.92%	2.03%
Total NPAs to earning assets(2)	.97%	1.01%	1.14%	1.40%	1.64%
Reserve for loan losses to non-accrual loans	1.3x	1.4x	1.3x	1.0x	.9x

Restructured loans	$13,943	$12,582	$25,104	$24,963	$23,540
Loans past due 90 days and still accruing(3)	$4,421	$5,941	$5,467	$3,003	$10,333

Loans past due 90 days to loans(2)	.07%	.10%	.10%	.06%	.20%

(1)	Interim period ratios are annualized.
(2)	Excludes loans held for sale.
(3)	At June 30, 2012, loans past due 90 days and still accruing includes premium finance loans of $3.2 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.
(4)	At June 30, 2012, OREO balance is net of $9.0 million valuation allowance.

TEXAS CAPITAL BANCSHARES, INC.

CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)

(Dollars in thousands)

	2nd Quarter 2012	1st Quarter 2012	4th Quarter 2011	3rd Quarter 2011	2nd Quarter 2011
Interest income
Interest and fees on loans	$94,291	$91,774	$91,512	$81,692	$73,509
Securities	1,203	1,307	1,408	1,524	1,680
Federal funds sold	4	1	1	3	5
Deposits in other banks	48	49	46	44	65

Total interest income	95,546	93,131	92,967	83,263	75,259
Interest expense
Deposits	3,482	3,472	3,471	3,191	3,417
Federal funds purchased	240	281	273	128	94
Repurchase agreements	4	3	4	2	2
Other borrowings	492	435	404	110	14
Trust preferred subordinated debentures	688	711	668	634	638

Total interest expense	4,906	4,902	4,820	4,065	4,165

Net interest income	90,640	88,229	88,147	79,198	71,094
Provision for credit losses	1,000	3,000	6,000	7,000	8,000

Net interest income after provision for credit losses	89,640	85,229	82,147	72,198	63,094
Non-interest income
Service charges on deposit accounts	1,624	1,604	1,504	1,585	1,608
Trust fee income	1,232	1,114	1,108	1,091	1,066
Bank owned life insurance (BOLI) income	588	521	500	533	539
Brokered loan fees	4,128	3,651	3,408	2,849	2,558
Equipment rental income	172	161	223	223	676
Other	2,718	2,139	2,251	1,322	1,504

Total non-interest income	10,462	9,190	8,994	7,603	7,951
Non-interest expense
Salaries and employee benefits	30,230	29,019	26,658	25,596	24,109
Net occupancy expense	3,679	3,604	3,537	3,367	3,443
Leased equipment depreciation	143	139	198	281	447
Marketing	3,174	2,823	3,798	2,455	2,733
Legal and professional	3,330	3,991	4,362	3,647	4,264
Communications and technology	2,720	2,483	2,468	2,210	2,584
FDIC insurance assessment	1,596	1,569	1,595	1,465	1,972
Allowance and other carrying costs for OREO	3,812	3,342	2,383	2,150	1,023
Other	5,289	5,306	5,354	5,015	4,688

Total non-interest expense	53,973	52,276	50,353	46,186	45,263

Income from continuing operations before income taxes	46,129	42,143	40,788	33,615	25,782
Income tax expense	16,506	15,062	15,043	11,905	9,074

Income from continuing operations	29,623	27,081	25,745	21,710	16,708
Income (loss) from discontinued operations (after-tax)	(1)	4	(5)	(7)	(54)

Net income	$29,622	$27,085	$25,740	$21,703	$16,654

TEXAS CAPITAL BANCSHARES, INC.

QUARTERLY FINANCIAL SUMMARY – UNAUDITED

Consolidated Daily Average Balances, Average Yields and Rates

Continuing Operations

(Dollars in thousands)

	2nd Quarter 2012			1st Quarter 2012			4th Quarter 2011			3rd Quarter 2011			2nd Quarter 2011
	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate	Average Balance	Revenue/ Expense (1)	Yield/ Rate
Assets
Securities – Taxable	$91,623	$948	4.16%	$109,003	$1,041	3.84%	$109,761	$1,126	4.07%	$115,871	$1,214	4.16%	$127,269	$1,346	4.24%
Securities – Non-taxable(2)	26,817	393	5.89%	28,506	409	5.77%	30,065	434	5.73%	33,051	477	5.73%	35,804	514	5.76%
Federal funds sold	8,077	4	0.20%	6,848	1	0.06%	8,505	1	0.05%	20,864	3	0.06%	14,303	5	0.14%
Deposits in other banks	60,416	48	0.32%	49,470	49	0.41%	42,644	46	0.43%	36,495	44	0.48%	77,928	65	0.33%
Loans held for sale	2,062,449	21,087	4.11%	2,036,622	21,315	4.21%	2,093,883	22,332	4.23%	1,191,375	13,340	4.44%	808,165	9,591	4.76%
Loans held for investment	5,950,913	73,204	4.95%	5,660,993	70,459	5.01%	5,395,253	69,180	5.09%	5,219,496	68,352	5.20%	4,890,696	63,918	5.24%
Less reserve for loan losses	71,779	—	—	70,261	—	—	67,214	—	—	66,215	—	—	68,031	—	—

Loans, net of reserve	7,941,583	94,291	4.78%	7,627,354	91,774	4.84%	7,421,922	91,512	4.89%	6,344,656	81,692	5.11%	5,630,830	73,509	5.24%

Total earning assets	8,128,516	95,684	4.73%	7,821,181	93,274	4.80%	7,612,897	93,119	4.85%	6,550,937	83,430	5.05%	5,886,134	75,439	5.14%
Cash and other assets	394,086			388,009			382,577			333,563			306,372

Total assets	$8,522,602			$8,209,190			$7,995,474			$6,884,500			$6,192,506

Liabilities and Stockholders’ Equity
Transaction deposits	$694,463	$198	0.11%	$565,319	$140	0.10%	$429,980	$33	0.03%	$412,203	$52	0.05%	$375,084	$55	0.06%
Savings deposits	2,664,598	2,107	0.32%	2,535,412	2,083	0.33%	2,422,465	2,062	0.34%	2,253,123	1,664	0.29%	2,465,118	1,700	0.28%
Time deposits	584,581	831	0.57%	624,823	920	0.59%	534,441	927	0.69%	468,196	1,032	0.87%	541,337	1,351	1.00%
Deposits in foreign branches	444,478	346	0.31%	409,422	329	0.32%	578,728	449	0.31%	588,221	443	0.30%	415,998	311	0.30%

Total interest bearing deposits	4,388,120	3,482	0.32%	4,134,976	3,472	0.34%	3,965,614	3,471	0.35%	3,721,743	3,191	0.34%	3,797,537	3,417	0.36%
Other borrowings	1,428,575	736	0.21%	1,554,716	719	0.19%	1,588,198	681	0.17%	894,073	240	0.11%	233,388	110	0.19%
Trust preferred subordinated debentures	113,406	688	2.44%	113,406	711	2.52%	113,406	668	2.34%	113,406	634	2.22%	113,406	638	2.26%

Total interest bearing liabilities	5,930,101	4,906	0.33%	5,803,098	4,902	0.34%	5,667,218	4,820	0.34%	4,729,222	4,065	0.34%	4,144,331	4,165	0.40%
Demand deposits	1,864,456			1,700,390			1,659,132			1,525,087			1,455,366
Other liabilities	69,076			78,108			70,142			53,233			40,177
Stockholders’ equity	658,969			627,594			598,982			576,958			552,632

Total liabilities and stockholders’ equity	$8,522,602			$8,209,190			$7,995,474			$6,884,500			$6,192,506

Net interest income		$90,778			$88,372			$88,299			$79,365			$71,274
Net interest margin			4.49%			4.54%			4.60%			4.81%			4.86%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.
(2)	Taxable equivalent rates used where applicable.